                                                                  EXHIBIT (a)(2)

                             LETTER OF TRANSMITTAL

                       TO TENDER SHARES OF COMMON STOCK
            (INCLUDING THE ASSOCIATED COMMON STOCK PURCHASE RIGHTS)

                                      OF
                                   HEI, INC.

                                      AT
                          $8.00 NET PER SHARE IN CASH
            PURSUANT TO THE OFFER TO PURCHASE DATED MARCH 10, 1998

                                      BY
                             FANT INDUSTRIES INC.

 THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY, APRIL 7, 1998 UNLESS THE OFFER IS EXTENDED TO A LATER DATE AND TIME (THE "EXPIRATION DATE"). SHARES THAT ARE TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.


                       The Depositary for the Offer is:

                        FIRSTAR BANK OF MINNESOTA, N.A.

                                (612) 229-2600

                          By Facsimile Transmission          By Hand or
         By Mail:               (For Eligible           Overnight Delivery:
                             Institutions Only):

  101 East Fifth Street         (612) 229-6415         101 East Fifth Street
St. Paul, Minnesota 55101                            St. Paul, Minnesota 55101
     Corporate Trust                                      Corporate Trust
        Department                                           Department

                        Confirm Facsimile by Telephone:
                                (612) 229-2600
                                ---------------
  DELIVERY OF THIS  LETTER OF  TRANSMITTAL TO AN  ADDRESS OTHER  THAN AS SET
    FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION
      OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY
        TO THE DEPOSITARY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS.

                        DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------
 NAME(S) AND ADDRESS(ES) OF REGISTERED      SHARE CERTIFICATE(S) TENDERED
               HOLDER(S)                (ATTACH ADDITIONAL LIST IF NECESSARY)
      (PLEASE FILL IN, IF BLANK)
-------------------------------------------------------------------------------
                                                     TOTAL NUMBER    NUMBER
                                        CERTIFICATE       OF        OF SHARES
                                        NUMBER(S)*      SHARES     TENDERED**
                                                      REPRESENTED
                                                          BY
                                                    CERTIFICATE(S)*
                                       ---------------------------------------
                                       ---------------------------------------
                                       ---------------------------------------
                                       ---------------------------------------

                                       TOTAL SHARES
-------------------------------------------------------------------------------
 *Need not be completed by shareholders tendering by book-entry transfer. **Unless otherwise indicated, it will be assumed that all Shares being delivered to the Depositary are being tendered. See Instruction 4.

  The names and addresses of the registered holders should be printed, if not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificates and number of Shares that the undersigned wishes to tender should be indicated in the appropriate boxes.


                        DESCRIPTION OF RIGHTS TENDERED
-------------------------------------------------------------------------------
 NAME(S) AND ADDRESS(ES) OF REGISTERED   CERTIFICATE(S) FOR RIGHTS TENDERED*
               HOLDER(S)                (ATTACH ADDITIONAL LIST IF NECESSARY)
      (PLEASE FILL IN, IF BLANK)
-------------------------------------------------------------------------------
                                                     TOTAL NUMBER    NUMBER
                                        CERTIFICATE       OF        OF RIGHTS
                                        NUMBER(S)**     RIGHTS     TENDERED***
                                                      REPRESENTED
                                                          BY
                                                    CERTIFICATE(S)
                                       ---------------------------------------
                                       ---------------------------------------
                                       ---------------------------------------
                                       ---------------------------------------
                                       ---------------------------------------
                                       ---------------------------------------

                                       TOTAL RIGHTS
-------------------------------------------------------------------------------
 * If the tendered Rights are represented by separate certificates, complete using the certificate numbers of such certificates for Rights.
    Shareholders tendering Rights which are not represented by separate certificates will need to submit an additional Letter of Transmittal if certificates for Rights are distributed.
 ** Need not be completed by shareholders tendering by book-entry transfer.
 *** Unless otherwise indicated, it will be assumed that all Rights being delivered to the Depositary are being tendered. See Instruction 4.


  This Letter of Transmittal is to be used either if certificates evidencing Shares and/or Rights (each as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase dated March 10, 1998 (the "Offer to Purchase")) is utilized, if delivery of Shares and/or Rights is to be made by book-entry transfer to the account maintained by Firstar Bank of Minnesota, N.A. (the "Depositary") at The Depository Trust Company or Philadelphia Depository Trust Company (each, a "Book-Entry Transfer Facility" and together, the "Book-entry Transfer Facilities") pursuant to the procedures set forth in Section 2 of the Offer to Purchase. Unless the Board Action Condition (as defined in the Offer to Purchase) with respect to the Rights is satisfied, holders of Shares will be required to tender one Right for each Share tendered to effect a valid tender of such Share.

  Holders whose certificates for Shares and, if applicable, Rights, are not immediately available (including, if the Distribution Date has occurred, but Rights Certificates have not yet been distributed by the Company), or who cannot deliver confirmation of the book-entry transfer of their Shares into the Depositary's account at a Book-Entry Transfer Facility ("Book-Entry Confirmation") and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase), must tender their Shares and/or Rights according to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. See Instruction 2 of this Letter of Transmittal. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution: _____________________________________________

  Check Box of Book-Entry Transfer Facility:

  [_]The Depository Trust Company  [_]The Philadelphia Depository Trust
  Company

Account Number ________________________________________________________________

Transaction Code Number _______________________________________________________

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY (AS DEFINED IN THE OFFER TO PURCHASE) PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Owner(s): ____________________________________________

  Window Ticket Number (if any): _____________________________________________

  Date of Execution of Notice of Guaranteed Delivery: ________________________

  Name of Institution that Guaranteed Delivery: ______________________________

  If Delivery by Book-Entry Transfer Facility:

  [_]The Depository Trust Company  [_]The Philadelphia Depository Trust
  Company

Account Number ________________________________________________________________

Transaction Code Number _______________________________________________________

LADIES AND GENTLEMEN:

  The undersigned hereby tenders to Fant Industries Inc., a Delaware corporation (the "Purchaser"), the above described shares of common stock, par value $0.05 per share (the "Shares"), of HEI, Inc., a Minnesota corporation (the "Company"), together with the associated common stock purchase rights (the "Rights" issued pursuant to the Rights Agreement, dated as of May 27, 1988, as amended, between the Company and Norwest Bank Minnesota, N.A., as Rights Agent (the "Rights Agreement"), at a price of $8.00 per Share (and associated Right), net to the seller in cash, without interest thereon (the "Offer Price"), upon the terms and subject to the Conditions set forth in the Offer to Purchase and in this related Letter of Transmittal (which, as amended from time to time, together constitute the "Offer"). All references to the Rights shall include all benefits that may inure to the holders of the Rights pursuant to the Rights Agreement and unless the context requires otherwise, all references to Shares herein shall include the associated Rights.

  Subject to, and effective upon, acceptance for payment of the Shares and Rights tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns, and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares and Rights that are being tendered hereby (and any and all other Shares, rights or other securities issued or issuable in respect thereof on or after March 10, 1998) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and Rights (and any such other shares, rights or securities) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares and Rights (and any such other shares, rights or securities), or transfer ownership of such Shares and Rights (and any such other shares, rights or securities) on the account books maintained by one of the Book-Entry Transfer Facilities, together in either such case with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (b) present such Shares and Rights (and any such other Shares, rights or securities) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and Rights (and any other such shares, rights or securities), all in accordance with the terms of the Offer.

  The undersigned understands that, unless the Board Action Condition with respect to the Rights is satisfied, shareholders will be required to tender one Right for each Share tendered in order to effect a valid tender of Shares in accordance with the procedures set forth in Section 2 of the Offer to Purchase. If the Distribution Date occurs and separate certificates representing the Rights are distributed to holders of Shares prior to the time Shares are tendered herewith, certificates representing a number of Rights equal to the number of Shares being tendered herewith must be delivered to the Depositary or, if available, a Book-Entry Confirmation must be received by the Depositary with respect thereto, in order for such Shares tendered herewith to be validly tendered. If the Distribution Date occurs and separate certificates representing the Rights are not distributed prior to the time Shares are tendered herewith, Rights may be tendered prior to a shareholder receiving separate certificates for Rights by use of the guaranteed delivery procedures described in Section 2 of the Offer to Purchase. A tender of Shares constitutes an agreement by the tendering shareholder to deliver certificates representing a number of Rights equal to the number of Shares tendered pursuant to the Offer to the Depositary prior to expiration of the period permitted by such guaranteed delivery procedures for delivery of certificates for, or a Book-Entry Confirmation with respect to, Rights (the "Rights Delivery Period"). However, after expiration of the Rights Delivery Period, the Purchaser may elect to reject as invalid a tender of Shares with respect to which certificates for, or a Book-Entry Confirmation with respect to, an equal number of Rights has not been received by the Depositary. Nevertheless, the Purchaser will be entitled to accept for payment Shares tendered by the undersigned prior to the receipt of the certificates for the Rights required to be tendered with such Shares, or a Book-Entry Confirmation with respect to such Rights, and either (a) subject to complying with the applicable rules and regulations of the Securities and Exchange Commission, withhold payment for such Shares pending receipt of the certificates for, or a Book-Entry Confirmation with respect to, such Rights or (b) make payment for Shares accepted for payment pending receipt of the certificates for, or a Book-Entry Confirmation with respect to, such Rights in reliance upon the agreement of a tendering shareholder to deliver Rights and such guaranteed delivery procedures. Any determination by the Purchaser to make payment for Shares in reliance upon such agreement and such guaranteed delivery procedures or, after the expiration of the Rights Delivery Period, to reject a tender as invalid will be made in the sole and absolute discretion of the Purchaser.

  If, on or after March 10, 1998, the Company should declare or pay any cash dividend on the Shares or other distribution on the Shares, or issue with respect to the Shares any additional Shares, shares of any other class of capital stock, other voting securities or any securities convertible into, or rights, warrants or options, conditional or otherwise, to acquire, any of the foregoing, payable or distributable to shareholders of record on a date prior to the transfer of the Shares purchased pursuant to the Offer to the Purchaser or its nominee or transferee on the Company's stock transfer records, then, subject to the provisions of Section 12 of the Offer to Purchase, (a) the Offer Price may, in the sole discretion of the Purchaser, be reduced by the amount of any such cash dividend or cash distribution and (b) the whole of any such non-cash dividend, distribution or issuance to be received by the tendering shareholder will (i) be received and held by the tendering shareholder for the account of the Purchaser and shall be required to be promptly remitted and transferred by each tendering shareholder to the Depositary for the account of the Purchaser, accompanied by appropriate documentation of transfer, or (ii) at the direction of the Purchaser, be exercised for the benefit of the Purchaser, in which case the proceeds of such exercise will promptly be remitted to the Purchaser. Pending such remittance, the Purchaser will be entitled to all rights and privileges as owner of any such non-cash dividend, distribution, issuance or proceeds and may withhold the entire purchase price or deduct from the purchase price the amount of value thereof, as determined by the Purchaser in its sole discretion.

  The undersigned hereby irrevocably appoints Mr. Anthony J. Fant and Mr. Steve E. Tondera, Jr., in their respective capacities as officers of the Purchaser, and any individual who shall thereafter proceed to any such offices of the Purchaser, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution to the full extent of such shareholder's rights with respect to tendered Shares and Rights (and any and all other Shares, rights or securities issued or issuable in respect thereof on or after March 10, 1998), to vote in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, and otherwise act with respect to all the Shares and Rights tendered hereby which have been accepted for payment by the Purchaser prior to the time of such vote which the undersigned is entitled to vote at any meeting of shareholders (whether annual or special and whether or not an adjourned meeting) of the Company, or otherwise. This proxy is coupled with an interest in the Company and in the Shares and Rights and is irrevocable and is granted in consideration of, and is effective when, if and to the extent that the Purchaser accepts such Shares and Rights for payment pursuant to the Offer. Such acceptance for payment shall revoke, without further action, all prior proxies granted by the undersigned at any time with respect to such Shares and Rights (and any such other Shares or other securities) and no subsequent proxies will be given (and if given will be deemed not to be effective) with respect thereto by the undersigned. The undersigned acknowledges that in order for Shares and Rights to be deemed validly tendered, immediately upon the acceptance for payment of such Shares and Rights, the Purchaser or the Purchaser's designee must be able to exercise full voting and all other rights which inure to a record and beneficial holder with respect to such Shares and Rights.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and Rights tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after March 10, 1998), and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete or confirm the sale, assignment and transfer of the Shares and Rights tendered hereby (and any and all such other Shares, rights or other securities).

  All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable, provided that Shares and Rights tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date and, unless theretofore accepted for payment and paid for by Purchaser pursuant to the Offer, may also be withdrawn at any time after May 8, 1998, or such later time as may apply if the Offer is extended.

  The undersigned understands that tenders of Shares and Rights pursuant to any one of the procedures described in Section 2 of the Offer to Purchase and the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares and Rights tendered hereby.

  Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for Shares or Rights not tendered or accepted for payment in the names(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares or Rights not tendered or accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature. In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any certificates for Shares or Rights not tendered or accepted for payment in the name of, and deliver such check and/or return such certificates to the person or persons so indicated. Shareholders delivering Shares or Rights by book-entry transfer may request that any Shares or Rights not accepted for payment be returned by crediting such account maintained at the Book-Entry Transfer Facility as such shareholder may designate by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares or Rights from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares or Rights so tendered.



    SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 5, 6 AND 7           (SEE INSTRUCTIONS 1, 5, 6 AND 7
                 OF                                        OF
    THIS LETTER OF TRANSMITTAL)               THIS LETTER OF TRANSMITTAL)

  To be completed ONLY if                   To be completed ONLY if
 certificates for Shares and/or            certificates for Shares and/or
 Rights not tendered or not                Rights not tendered or not
 purchased and/or the check for            purchased and/or the check for
 the purchase price of Shares              the purchase price of Shares
 and/or Rights purchased are to be         and/or Rights purchased are to be
 issued in the name of someone             sent to someone other than the
 other than the undersigned, or if         undersigned, or to the
 Shares and/or Rights delivered by         undersigned at an address other
 book-entry transfer which are not         than that shown above.
 purchased are to be returned by
 credit to an account maintained          Mail [_] Check and/or [_] Certificates
 at the Book-Entry Transfer                to:
 Facility other than that
 designated above.                         Name _____________________________

 Issue [_] Check and/or [_] Certificates             (PLEASE PRINT)
 to:                                       Address __________________________

 Name _____________________________        ----------------------------------
           (PLEASE PRINT)                              (ZIP CODE)

 Address __________________________


 ----------------------------------
             (ZIP CODE)

 ----------------------------------
    (TAXPAYER IDENTIFICATION OR
      SOCIAL SECURITY NUMBER)
 (ALSO COMPLETE SUBSTITUTE FORM W-
              9 BELOW)

 [_]Credit unpurchased Shares
    and/or Rights delivered by
    book-entry transfer to the
    Book-Entry Transfer Facility
    account set forth below:

 ----------------------------------
          (ACCOUNT NUMBER)

                                   SIGN HERE
                   (COMPLETE SUBSTITUTE FORM W-9 ON REVERSE)

 ............................................................................

 ............................................................................
                          (SIGNATURE(S) OF HOLDER(S))
 Dated: ..............................................................., 1998

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5 of this Letter of Transmittal.)

 Name(s) ....................................................................

 ............................................................................
                                 (PLEASE PRINT)
 Capacity (Full title).......................................................

 Address.....................................................................

     ......................................................................
                               (INCLUDE ZIP CODE)

 Area Code and Telephone Number..............................................

 Tax Identification or Social Security No....................................
                                    (Complete Substitute form W-9 on Reverse)

                           GUARANTEE OF SIGNATURE(S)
            (SEE INSTRUCTIONS 1 AND 5 OF THIS LETTER OF TRANSMITTAL)

 Authorized Signature .......................................................

 Name........................................................................
                                 (PLEASE PRINT)

 Title.......................................................................

 Name of Firm................................................................

 Address
     ......................................................................

     ......................................................................
                               (INCLUDE ZIP CODE)
 Area Code and Telephone Number..............................................

 Dated: ..............................................................., 1998

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder of the Shares and/or Rights (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares or Rights) tendered herewith, unless such holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on the reverse hereof or (ii) if such Shares and/or Rights are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

  2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be completed by shareholders either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares and/or Rights is to be made by book-entry transfer pursuant to the procedures set forth in Section 2 of the Offer to Purchase. For a shareholder validly to tender Shares and Rights pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees or an Agent's Message (in connection with book-entry transfer) and any other required documents, must be received by the Depositary at one of its addressees set forth herein prior to the Expiration Date and either (i) certificates for tendered Shares and Rights must be received by the Depositary at one of such addresses prior to the Expiration Date or (ii) Shares and Rights must be delivered pursuant to the procedures for book-entry transfer set forth herein and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date or (b) the tendering shareholder must comply with the guaranteed delivery procedures set forth below and in Section 2 of the Offer to Purchase.

  Unless the Board Action Condition with respect to the Rights is satisfied, shareholders will be required to tender one Right for each Share tendered in order to effect a valid tender of Shares. Unless the Distribution Date occurs, a tender of Shares will also constitute a tender of the associated Rights. The Rights are currently represented by the certificates for the Shares with respect to which the Rights were issued. The Rights Agreement provides that until the close of business on the Distribution Date, the Rights will be evidenced by the certificates for the Shares and may be transferred with and only with the Shares. The Rights Agreement further provides that, as soon as practicable following the Distribution Date, separate certificates representing the Rights are to be mailed by the Company or the Rights Agent to holders of record of Shares as of the close of business on the Distribution Date. If the Distribution Date occurs and separate certificates representing the Rights are distributed prior to the time Shares are tendered herewith, certificates representing a number of Rights equal to the number of Shares being tendered herewith must be delivered to the Depositary or, if available, a Book-Entry Confirmation must be received by the Depositary with respect thereto, in order for such Shares tendered herewith to be validly tendered. If the Distribution Date occurs and separate certificates representing the Rights are not distributed prior to the time Shares are tendered herewith, Rights may be tendered prior to the shareholder receiving separate certificates for Rights by use of the guaranteed delivery procedures described below.

  Shareholders whose certificates for Shares or Rights are not immediately available (including because certificates for Rights have not yet been distributed by the Company or the Rights Agent) or who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the book-entry transfer procedure on a timely basis may tender their Shares and Rights by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase.

  Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary prior to the Expiration Date and (iii) the certificates for all tendered Shares and/or Rights, in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered Shares and/or Rights), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents are received by the

Depositary within (a) in the case of Shares, three trading days after the date of execution of such Notice of Guaranteed Delivery or (b) in the case of Rights, a period ending on the later of (1) three trading days after the date of execution of such Notice of Guaranteed Delivery or (2) three business days (as defined in the Offer to Purchase) after the date certificates for Rights are distributed to shareholders by the Company or the Rights Agent, all as provided in Section 2 of the Offer to Purchase. A "trading day" is any day on which the New York Stock Exchange (the "NYSE") is open for business.

  The term "Agent's Message" means a message, transmitted by a Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Purchaser may enforce such agreement against the participant.

  The signatures on this Letter of Transmittal cover the Shares and the Rights tendered hereby whether or not such Rights are delivered simultaneously with such Shares.

  THE METHOD OF DELIVERY OF THE SHARES, THE RIGHTS, THE LETTER TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. THE SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares or Rights will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of the acceptance of their Shares or Rights for payment.

  3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and, if applicable, Rights should be listed on a separate signed schedule attached hereto.

  4. Partial Tenders. (Not applicable to shareholders who tender by book-entry transfer.) If fewer than all the Shares or Rights evidenced by any certificate submitted are to be tendered, fill in the number of Shares or Rights which are to be tendered in the box entitled "Description of Shares to be Tendered" and "Description of Rights to be Tendered" respectively. In such case, new certificate(s) for the remainder of the Shares or Rights that were evidenced by your old certificate(s) will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares and Rights represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares and Rights tendered hereby, the signature(s) must correspond exactly to the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

  If any of the Shares or Rights tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any tendered Shares or Rights are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

  When this Letter of Transmittal is signed by the registered owner(s) of the Shares or Rights listed and transmitted hereby, no endorsement of certificates or separate stock powers is required unless payment or certificates for Shares or Rights not tendered or purchased are to be issued to a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares or Rights listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  6. Stock Transfer Taxes. Except as set forth in this Instruction 6 of this Letter of Transmittal, the Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of purchased Shares and Rights to it or its order pursuant to the Offer. If payment of the purchase price is to be made, or if certificates for Shares and/or Rights not tendered or purchased are to be registered in the name of any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

  EXCEPT AS PROVIDED IN THIS INSTRUCTION 6 OF THIS LETTER OF TRANSMITTAL, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

  7. Special Payment and Delivery Instructions. If a check and/or certificates for unpurchased Shares or Rights are to be issued in the name of a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be resumed to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering Shares or Rights by book-entry transfer may request that Shares and Rights not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such shareholder may designate hereon. If no such instructions are given, such Shares and Rights not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

  8. Requests for Assistance or Additional Copies. Requests for assistance may be directed to the Dealer Manager or the Information Agent (as such terms are defined in the Offer to Purchase) at the addresses set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Dealer Manager or the Information Agent at the addresses set forth below or from your broker, dealer, commercial bank or trust company.

  9. Waiver of Conditions. The conditions of the Offer may be waived, in whole or in part, by the Purchaser, in its sole discretion, at any time and from time to time, in the case of any Shares or Rights tendered.

  10. Substitute Form W-9. Each tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such shareholder is not subject to backup withholding of federal income tax. If a tendering shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding, such shareholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such shareholder has since been notified by the Internal Revenue Service that such shareholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to 31% federal income tax withholding with respect to any payments received pursuant to the Offer and Proposed Merger (as defined in the Offer to Purchase). If the tendering shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. "If Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

  11. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Shares or Rights has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH HEREIN PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

  Under United States federal income tax law, a shareholder whose tendered Shares are accepted for payment is required by law to provide the Depositary with such shareholder's correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is such shareholder's social security number. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares and Rights purchased pursuant to the Offer may be subject to backup withholding of 31%.

  Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If backup withholding applies with respect to a shareholder, the Depositary is required to withhold 31% of any payments made to such shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup withholding on payments that are made to a shareholder with respect to Shares or Rights purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder's correct TIN by completing the form below certifying (a) that the TIN provided on the Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), and (b) that such shareholder is not subject to backup withholding because (i) such shareholder is exempt from backup withholding, (ii) such shareholder has not been notified by the Internal Revenue Service that such shareholder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) such shareholder has been notified by the Internal Revenue Service that such shareholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

  The shareholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares and/or Rights tendered hereby. If the Shares and/or Rights are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write "Applied For" in the space provided for in the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

                        PAYER'S NAME:

                                                 -----------------------------
                  PART I--PLEASE PROVIDE YOUR       Social Security Number
                  TIN IN THE BOX AT RIGHT AND                 OR
                  CERTIFY BY SIGNING AND
                  DATING BELOW.

                                                 -----------------------------
                                                    Employer Identification
                                                            Number
                                                    (If awaiting TIN write
                                                        "Applied For")
                 --------------------------------------------------------------
                  PART II--For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.

                  CERTIFICATION--Under penalties of perjury, I certify that:
                  (1) The number shown on this form is my correct Taxpayer
                      Identification Number (or a Taxpayer Identification
                      Number has not been issued to me) and either (a) I have
                      mailed or delivered an application to receive a
 SUBSTITUTE           Taxpayer Identification Number to the appropriate
 FORM W-9             Internal Revenue Service ("IRS") or Social Security
                      Administration office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification
                      Number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number, and
 DEPARTMENT OF THE TREASURY
  INTERNAL REVENUE SERVICE

 PAYER'S REQUEST FOR
 TAXPAYER
 IDENTIFICATION
 NUMBER (TIN)     (2) I am not subject to backup withholding either because
                      (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                  CERTIFICATION INSTRUCTIONS--You must cross out item (2)
                  above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the
                  enclosed Guidelines.)
--------------------------------------------------------------------------------

 SIGNATURE  ______________________________________________________ DATE , 1998


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
     OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

  Questions and requests for assistance or additional copies of the Offer to Purchase, Letter of Transmittal and other tender offer materials may be directed to the Information Agent or the Dealer Manager as set forth below:

                    The Information Agent for the Offer is:

                          BEACON HILL PARTNERS, INC.

                                90 Broad Street
                                  20th Floor
                              New York, NY 10004

                         (Call Collect) (212) 843-8500
                                      or
                         CALL TOLL-FREE (800) 253-3814

                     The Dealer Manager for the Offer is:

                               RJ STEICHEN & CO

                              One Financial Plaza
                                   Suite 100
                             120 South 6th Street
                       Minneapolis, Minnesota 55402-1800
                                (612) 341-6200